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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 14, 2005
                            (Date of report; date of
                            earliest event reported)


                         Commission file number: 1-3754


                      GENERAL MOTORS ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)


                   Delaware                                38-0572512
        (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                 Identification No.)


                             200 Renaissance Center
                         P.O. Box 200 Detroit, Michigan
                                   48265-2000
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (313) 556-5000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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

Item  4.02  Non-Reliance on Previously Issued Financial Statements

On March 14, 2005, General Motors Acceptance Corporation (GMAC) management, as authorized by its Audit Committee, concluded that GMAC's financial statements filed in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004, and the financial information furnished for the quarter ended December 31, 2004 in the Current Report on Form 8-K dated January 19, 2005, should no longer be relied upon because GMAC is making adjustments to restate or revise previously reported financial results. These adjustments did not impact GMAC's 2004 annual results of operations, financial condition as of December 31, 2004 or cash flows for the year ended December 31, 2004, nor were any of these adjustments individually material to GMAC's annual or quarterly consolidated financial statements.

Most of the adjustments relate to items detected in the fourth quarter of 2004 at GMAC's residential mortgage businesses (GMAC Residential and GMAC-RFC) that relate to earlier 2004 quarters. More specifically, certain of the adjustments were identified and corrected through internal control remediation that occurred in connection with GMAC's Corporate Sarbanes-Oxley Section 404 program. The most significant of these adjustments involve the valuation of certain interests in securitized assets, accounting for deferred income taxes related to certain secured financing transactions, and the income statement effects of consolidating certain mortgage transfers previously recognized as sales.

The following presents the impact of these restatements on 2004 quarterly and annual net income:

                                                    First       Second        Third        Fourth         Calendar
($ in millions)                                     Quarter     Quarter       Quarter      Quarter          Year
---------------------------------------------------------------------------------------------------------------------

Increase (decrease) to previously reported or       ($22)        ($14)        ($36)          $72           $ --
   furnished net income

Percent of previously reported or                    2.8%         1.6%         5.5%         11.8%            -- %
   furnished net income
---------------------------------------------------------------------------------------------------------------------


The GMAC Audit Committee has discussed these matters with GMAC's independent registered public accounting firm, Deloitte & Touche LLP.

Item  8.01  Other Events

In order to analyze the internal control considerations associated with the adjustments underlying the restatements described in Item 4.02, GMAC management evaluated (1) each adjustment as to whether it was caused by an internal control deficiency and (2) the effectiveness of actions that had been taken to remediate identified deficiencies. Certain of the adjustments were related to internal control deficiencies, while others were not. Management has concluded, based on this analysis, that these 2004 quarterly restatements were not the result of a material weakness in internal control over financial reporting.

                                     * * *

Additional detail will be included in the GMAC Annual Report on Form 10-K, which will be filed with the U.S. Securities and Exchange Commission later today.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GENERAL MOTORS ACCEPTANCE CORPORATION
                                     -------------------------------------
                                     (Registrant)



Dated:        March 16, 2005         /s/  SANJIV KHATTRI
              ----------------       -------------------------------------
                                     Sanjiv Khattri
                                     Executive Vice President,
                                     Chief Financial Officer and Director


Dated:        March 16, 2005         /s/  LINDA K. ZUKAUCKAS
              ----------------       -------------------------------------
                                     Linda K. Zukauckas
                                     Vice President and Corporate Controller